UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report	November 23, 2005
Date of earliest event reported	November 22, 2005
INDEPENDENCE COMMUNITY BANK CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-23229	11-3387931

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Montague Street, Brooklyn, New York	11201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(718) 722-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On November 22, 2005, Independence Community Bank Corp. entered into a letter agreement with Sovereign Bancorp, Inc. providing for the consent by Independence to the amendment, between Sovereign and Banco Santander Central Hispano, S.A., of the Investment Agreement, dated as of October 24, 2005, between Sovereign and Banco Santander. The letter agreement, which, pursuant to the terms of Independence’s pending merger agreement with Sovereign, was required in order for Sovereign to enter into the amendment of the Investment Agreement, sets forth the terms under which Independence provided its consent to that amendment.
     A copy of the consent is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The statement issued by Independence in connection with the announcement of the amendment of the Investment Agreement is attached as Exhibit 99.2 to this report and is incorporated herein by reference. The full text of the Amendment of the Investment Agreement was filed as an exhibit to Sovereign’s Current Report on Form 8-K dated November 22, 2005.
Additional Information About this Transaction
     This communication is being made in respect of the proposed merger transaction involving Independence Community Bank Corp., Sovereign Bancorp, Inc. and Iceland Acquisition Corp. In connection with the proposed transaction, Independence will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). STOCKHOLDERS OF INDEPENDENCE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.myindependence.com or by mail at Independence Community Bank Corp. Investor Relations, 195 Montague St., Brooklyn, NY 11201, or by Telephone: 718-722-5400. In addition, documents filed with the SEC by Independence Community Bank Corp. are available free of charge at the SEC’s web site at www.sec.gov.
     Independence and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Independence in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Independence described above. Information regarding Independence’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Independence Community Bank Corp. as described above.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

99.1	Consent of the Amendment to the Investment Agreement, dated November 22, 2005, between Independence Community Bank Corp. and Sovereign Bancorp, Inc.
99.2	Statement of Independence Community Bank Corp. dated November 22, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE COMMUNITY BANK CORP. (Registrant)
Date: November 23, 2005	By:	/s/ Frank W. Baier
Frank W. Baier
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Consent of the Amendment to the Investment Agreement, dated November 22, 2005, between Independence Community Bank Corp. and Sovereign Bancorp, Inc.

99.2	Statement of Independence Community Bank Corp. dated November 22, 2005